Exhibit 10.33

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

AMENDMENT #3

TO

MASTER SERVICES AGREEMENT

AMENDMENT #3 TO MASTER SERVICES AGREEMENT (this “Amendment”) dated as of December 30, 2022 between Immunome, Inc. (“Immunome”) and Arrayjet Limited (“Arrayjet”).  Capitalized terms not herein defined have the meaning assigned to them in the Agreement (as defined below).

Background:  The parties entered into that certain Master Services Agreement dated November 8, 2016.  (the “Agreement”).  The Agreement was amended January 1, 2022.  The parties wish to further vary the Agreement, as provided in this Amendment.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Section 14.1 of the MSA is amended and restated in its entirety to read as follows:

This Agreement will commence on the Effective Date and will continue through [***], subject to extension as the parties may mutually agree from time to time, or until terminated by the parties as set forth below.

2.	In no event shall Arrayjet have the right to terminate the MSA pursuant to Section 14.3 for the period commencing on the date of this Amendment #3 and continuing through [***].
3.	The first sentence of the second paragraph of Section 12.1 is hereby amended to add the following language to the end of that sentence: “and Arrayjet hereby assigns all of the foregoing, and all of Immunome’s right, title and interest therein and thereto, to Immunome”.
4.	The parties reaffirm that, pursuant to clause 4A(i) of the License Agreement dated as of June 28, 2019 between Immunome and Arrayjet, Section 12.3 and Section 12.4 of the Agreement no longer are applicable.
5.	The parties acknowledge and agree that all the terms, provisions, covenants and conditions of the Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent herein amended.

6.	This Amendment may be executed by the parties on separate counterparts, both of which shall be an original and both of which together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

IMMUNOME, INC.

By:  /s/ Purnanand Sara, Ph.D.

Name.  Purnanand Sarma, Ph.D.

Title:  CEO

ARRAYJET LIMITED

By:  [***]

Name.  [***]

Title:  [***]